                                                                    EXHIBIT 10.9

                        CONTINUING GUARANTY (UNLIMITED)
                    (FOR CONSUMER OR BUSINESS TRANSACTIONS)

                                                             DATED JULY 17, 1996

     GUARANTY, for value received, and to induce Heritage Bank, N.A. 4600 American Parkway, Madison, Wisconsin (Lender"), to extend credit or to grant or continue other credit accommodations to Kenneth A. Hendricks ("Debtor"), the undersigned jointly and severally guarantee payment of the Obligations defined below when due or, to the extent not prohibited by law, at the time any Debtor becomes a subject of bankruptcy or other insolvency proceedings. "Obligations" means all loans, drafts, overdrafts, checks, notes, and all other debts, obligations and liabilities of every kind and description, and either of the same or of a different nature, rising out of credit previously granted, credit contemporaneously granted or credit granted in the future by Lender for any Debtor, to any Debtor and another, or to another guaranteed or endorsed by any Debtor. Obligations include interest and charges and the amount of payments made to Lender or another by or on behalf of any Debtor which are recovered from Lender by a trustee, receiver, creditor or other party pursuant to applicable federal or state law, and to the extent not prohibited by law, all costs, expenses and attorneys' fees at any time paid or incurred before and after judgment in endeavoring to collect all or part of any of the above, or to realize upon this Guaranty, or any collateral securing any of the above, including these incurred incident to any action or proceeding involving Debtor or the undersigned brought pursuant to the United States Bankruptcy Code.
Unless a lien would be prohibited by law or would render a nontaxable account taxable, the undersigned grants to Lender a security interest and lien in any deposit account any of the undersigned may at any time have with Lender. Lender may, at any time after the occurrence of an event of default and notice and opportunity to cure, if required by (S) 425.106, Wis Stats. set-off any amount unpaid on the Obligations against any deposit balances any of the undersigned may at any time have with Lender, or other money now or hereafter owed any of the undersigned by Lender. This Guaranty is also secured (to the extent not prohibited by law) by all existing and future security agreements between Lender and any of the undersigned and by any mortgage stating it secures guaranties of any of the undersigned. This Guaranty is valid and enforceable against the undersigned even though any Obligation is invalid or unenforceable against any Debtor.

     WAIVER. To the extent not prohibited by law, the undersigned expressly waive notice of the acceptance of this Guaranty, the creation of any present or future Obligation, default under any Obligation, proceedings to collect from any Debtor or anyone else, all diligence of collection and presentment, demand, notice and protest, and any right to disclosures from Lender regarding the financial condition of any Debtor or guarantor of the Obligations or the enforceability of the Obligations. No claim, including a claim for reimbursement, subrogation, contribution or indemnification which any of the undersigned may, as a guarantor of the Obligations, have against a co-guarantor of any of the Obligations or against any Debtor shall be enforced nor any payment accepted until the Obligations are paid in full and no payments to or collections by Lender are subject to any rights of recovery.

     CONSENT. With respect to any of the Obligations, Lender may from time to time before or after revocation of this Guaranty without notice to the undersigned and without affecting the liability of the undersigned (a) surrender, release, impair, sell or otherwise dispense of any security or collateral for the Obligations, (b) release or agree not to sue any guarantor or surety, (c) fail to perfect its security interest in or realize upon any security or collateral, (d) fail to realize upon any of the Obligations or to proceed against any Debtor or any guarantor or surety, (e) renew or extend the time of payment, (f) increase or decrease the rate of interest or the amount of the Obligations, (g) accept additional security or collateral, (h) determine the allocation and application of payments and credits and accept partial payments,
(i) determine what, if anything, may at any time be done with reference to any security or collateral, and (j) settle or compromise the amount due or owing or claimed to be due or owing from any Debtor, guarantor or surety, which settlement or compromise shall not affect the undersigneds' liability for the full amount of the unpaid Obligations. The undersigned expressly consent to and waive notice of all of the above. To the extent not prohibited by law, the undersigned consent that venue for any legal proceeding relating to the collection of this Guaranty shall be, of Lender's option, the county in which Lender has its principal office in this state, the county in which any of the undersigned reside or the county in which this Guaranty was executed by the undersigned.

     PERSONS BOUND. This Guaranty benefits Lender, its successors and assigns, and binds the undersigned, their respective heirs, personal representatives, successors and assigns.

     ENTIRE AGREEMENT. This Guaranty is intended by the undersigned and Lender as a final expression of this Guaranty and as a complete and exclusive statement of the terms and conditions to the full effectiveness of this Guaranty. This Guaranty may not be supplemented or modified except in writing. This Guaranty includes additional provisions on the reverse side.

                              Sec'd by SBSA
                                 dated 7/17/96


                              NOTICE TO GUARANTOR

--------------------------------------------------------------------------------

You are being asked to guarantee the part, present and future Obligations of Debtor. If Debtor does not pay, you will have to. You may also have to pay collection costs. Lender can collect the Obligations from you without first trying to collect from Debtor or another guarantor.

--------------------------------------------------------------------------------

BY:  Aircraft Builder, Products Company, Inc.    (SEAL)              (SEAL)
                                                       ------------------------
                  [signature]
1345 Riverside Drive [handwritten] Beloit, WI  535611
                                                       ------------------------
          (_______________________)                    (_______________________)


   For Wisconsin Purchasers only. Each guarantor who signs above represents that this obligation is incurred in the interest of his or her marriage or family.

x                                         x
 ---------------------------------------   ------------------------------------

FOR LENDER CLERICAL USE ONLY     Copies of documents or WBA 156   [ ] Documents Delivered: or
                                       may be required            [ ] 156 Delivered
_____________________________
_____________________________
_____________________________

     REPRESENTATIONS. The undersigned acknowledge and agrees that Lender (a) has not made any representations or guarantees with respect to, (b) has not assumed any responsibility to the undersigned for, and (c) has no data to the undersigned to the undersigned regarding the enforceability of any of the Obligations or the financial condition of any Debtor or guarantor. The undersignedexpressly determined the credit worthiness of Debtor and the enforceability of the Obligations owed until the Obligations are paid in full.

     REVOCATION. This is a continuing guaranty and shall remain in full force and effect until Lender receives written notice of its revocation signed by the undersigned or actual notice of the death of the undersigned. Upon revocation by written notice or actual notice of death, the Guaranty shall continue in full force and effect until revocation by written notice or actual notice of death, the Guaranty shall continue in full force and effect as to all Obligations contracted for or incurred before revocation, and Lender shall have the rights provided by the Guaranty as if no revocation had occurred. Any renewal, extension or increase in the interest rate of any such Obligation, whether made before or after revocation, shall constitute an Obligation contracted for or incurred before revocation. Obligations contracted for or incurred before revocation shall also include credit extended after revocation pursuant to commitments made before revocation. Revocation by one of the undersigned shall not affect any of the [liabilities ?] or obligations of any of the undersigned and this Guaranty shall continue in full force and effect with respect to them.


                                 ACKNOWLEDGMENT

STATE OF WISCONSIN       )
                         ) ss.
COUNTY OF ROCK           )

This instrument was acknowledged before me on July 20, 1996 by Kimberlee/k Hendricks

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

                                  ____________________________________
                                  [Signature]

                                  Notary Public  Rock County, Wis.
                                  My Commission Expires: 8/8/99

                                    GUARANTY
                                    --------

     THIS GUARANTY, effective the 22nd day of December, 1992, is executed and delivered by American Builders & Contractors Supply Co., Inc., a Texas corporation (hereinafter referred to as "Guarantor").

                                  WITNESSETH:

     WHEREAS, Transohio Saving Bank, a national banking association ("Lender") has agreed to make a loan to KENNETH A. HENDRICKS ("Borrower") in the original principal sum of ONE MILLION SIX HUNDRED FORTY THOUSAND and 00/100 DOLLARS ($1,640,000.00) evidenced by a Promissory Note (the "Note"); and

     WHEREAS, the Note is secured by a Open-Ended Mortgage, Assignment of Rents and Security Agreement dated July 29, 1988 ("Mortgage"), encumbering certain real property in Palm Beach County, Florida, more particularly described in Exhibit "A" attached hereto and made a part hereof (the "Property") and other property described in the Mortgage; and

     WHEREAS, Borrower is the President of Guarantor and Guarantor agrees to execute this Guaranty to induce Lender to permit Borrower to transfer the Property to Guarantor.

     NOW, THEREFORE, in consideration of Lender making the loan, and accepting the Note, Mortgage and related documents, which it is acknowledged and agreed that Lender is doing in full reliance hereon, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby irrevocably covenants, warrants and agrees as follows:

     1. That notwithstanding any provision in the Note or Mortgage, Grantor hereby unconditionally and irrevocably guarantees to Lender the full payment when due, whether by acceleration or otherwise, of any and all Liabilities, as described herein of Borrower to Lender. The term "Liability" or "Liabilities" as used herein shall mean any and all liabilities and obligations of Borrower to Lender as evidenced by the Note and any and all indemnifications set forth in the Note or Mortgage.

     2. Lender may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor without impairing releasing or otherwise affecting the obligations of Guarantor in whole or in part and without the endorsement or execution by Guarantor of any additional consent, waiver or guaranty, (a) change the manner, place or terms of payment, and change or extend the time of or renew or alter, any Liability or installment thereof, or any security therefore and the guaranty made herein shall apply to the Liabilities as so changed, extended, renewed or altered; (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities and any off-set thereagainst; (c) exercise or refrain from exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner;(d) settle or compromise any Liability or any security therefor and may subordinate the payment of all or any part thereof to the payment of any Liability (whether or not due) of Borrower to creditors of Borrower other than Lender and Guarantor; and (e) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

     3. Guarantor hereby waives any and all requirements that Lender institute any action or proceeding, at law or in equity against Borrower or against any other party or parties with respect to the Liabilities as a condition precedent to bringing any action against Guarantor upon this Guaranty. All remedies afforded to Lender by reason of this Guaranty are separate and cumulative remedies and no one of such remedies, whether waived by Lender or not, shall be deemed to be an exclusion of any one of the other remedies available to Lender and shall not in any way limit or prejudice any other legal or equitable remedy which Lender may have.

     4. Guarantor further agrees that it shall not be released from its obligations hereunder by reason of any amendment to or alteration of the terms and conditions of the Note or Mortgage or the indebtedness arising thereunder, nor shall Guarantor's obligations hereunder be altered or impaired by any delay by Lender in enforcing the terms and obligations of the Note or Mortgage or by any waiver of any default by Lender under the Note or Mortgage, it being the intention that Guarantor shall remain fully liable hereunder, notwithstanding any such event.

     5. No extension of the time of payment or performance of any obligation hereunder guaranteed, or the renewal thereof, nor delay in the enforcement thereof or of this Guaranty, or the taking, exchanging, surrender or release of other security therefor or the release or compromise of any liability of any party shall affect the liability of or in any manner release Guarantor, and this Guaranty shall be a continuing one and remain in full force and effect until each and every obligation hereby guaranteed shall have been fully paid and performed.

     6. That until Guarantor is released as hereinbefore described, Guarantor shall not be released by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of Guarantor, or by reason of any waiver, extension, modification, forbearance or delay by Lender, or Lender's failure to proceed promptly or otherwise, or by reason of any further obligation or agreement between any owner of the Property and the then holder of the Mortgage and the Note secured thereby or any of the terms, covenants and conditions contained therein, and Guarantor hereby expressly waives and surrenders any defense to Guarantor's liability hereunder based upon any of the foregoing act, things, agreements or waivers.

     7. Lender shall not be required to give any notice to Guarantor hereunder in order to preserve or enforce Lender's rights hereunder (including, without limitation, notice of any default under or amendment to the Note or Mortgage), any such notice being expressly waived by Guarantor. Upon the occurrence of a default under the Note or Mortgage, Lender is hereby authorized, at any time and from time to time, without notice to Guarantor or to any other person, any such notice being hereby expressly waived, to immediately set-off, appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by Lender to or for the credit or the account of Guarantor against and on account of the obligations and liabilities of Guarantor hereunder. Notwithstanding any payment or payments hereunder or any such set-off, appropriation or application, until such time as all amounts owing to Lender have been paid in full, Guarantor shall not be subrogated to any of the rights of Lender against Borrower under the Note or Mortgage, or entitled to a tender, redelivery or reassignment of the Note or the Mortgage, or entitled to a tender, redelivery or reassignment of the Note or the Mortgage or any other collateral security give for the loan.

     8. Guarantor agrees that it shall make no claim or set-off, defense, recoupment or counterclaim of any sort whatsoever, nor shall Guarantor seek to impair, limit or defeat in any way its obligations hereunder and Guarantor hereby waives any right to such a claim in limitation of its obligations hereunder.

     9. Guarantor shall be in default hereunder upon: (a) non-payment of any liability when due; (b) failure of Borrower or Guarantor to perform any agreement creating or otherwise affecting any Liability or any provision hereof, or to pay in full when due, any obligation of Borrower or Guarantor under the Note or Mortgage; (c) the death, dissolution, termination of existence, insolvency, or business failure of Borrower or Guarantor, appointment of a receiver of any part of the property of any such party, assignment for the benefit of creditors by or the commencement of any proceeding in bankruptcy or insolvency by or against Borrower or Guarantor; (d) the entry of a judgment against Borrower or Guarantor; (e) the issuing of any attachment or garnishment, or the filing of any lien against any property of Borrower or Guarantor; (f) the taking of possession of any substantial part of the property of Borrower or Guarantor at the instance of any governmental authority; (g) the merger, consolidation or reorganization of Borrower; (h) the determination by Lender that a material adverse change has occurred in the financial condition of Borrower or Guarantor from the conditions set forth in the most recent financial statement of any such party heretofore furnished to Lender or from the condition of such party as heretofore most recently disclosed to Lender in any manner; or
(i) falsity in any material respect of, or any material omission in, any representation or statement made to Lender by or on behalf of Borrower or Guarantor in connection with any Liability.

     10. Upon the occurrence of any default thereunder which continues after the expiration of any applicable grace period, Lender shall have all of the remedies of a creditor and, to the extent applicable, or a secured party, under all applicable law. Without limiting the generality of the foregoing, Lender may, at its option and without notice or demand; (a) declare any Liability accelerated and due and payable at once; (b) take possession of any collateral security wherever located, and sell, resell, assign, transfer and deliver all or any part of said property of borrower or Guarantor, at any broker's board or exchange or at any public or private sale, for cash or on credit for future delivery, and in connection therewith Lender may grant options and may impose reasonable conditions such as requiring any purchaser of any stock sold to represent that such stock is purchased for investment purposes only, and, upon any such sale, Lender, unless prohibited by law the provision of which cannot be waived, may purchase all or any part of said property to be sold, free from and discharge of all trusts, claims, right of redemption and equities of Guarantor whatsoever; and (c) set-off against any or all Liability or other obligations of Guarantor hereunder all money owed by Lender in any capacity to Guarantor whether or not due, and also set-off against all other Liabilities of Borrower or any obligations of Guarantor hereunder to Lender all money owed by Lender in any capacity to Borrower or Guarantor, and Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

     11. Guarantor shall pay all costs of collection and reasonable attorney's fees, including attorneys' fees incurred with or without suit (and with suit, including out of court resolution or at trial and appellate levels of litigation), in bankruptcy proceeding or otherwise, incurred or paid by Lender in enforcing the payment of any Liability or enforcing or preserving any right or interest of Lender hereunder, including the collection, sale or delivery of any collateral security from time to time pledged hereunder; and after deducting such fees, cost and expenses from the proceeds of sale or collection, Lender may apply any residue to pay any of the Liabilities and Guarantor shall continue to be liable for any deficiency with interest, which shall remain a Liability.

     12. in the event Lender pays, repays or recovers any amount or amounts in payment or on account of any of the Liabilities, then Guarantor agrees that any such payment, repayment or recovery shall be binding upon Guarantor, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any Liability, and Guarantor shall be and remain liable to Lender hereunder for the amount so paid, repaid or recovered.

     13. Lender shall not be bound to take any steps necessary to preserve any right in any of the property of Guarantor against prior parties who may be liable in connection therewith, and Guarantor hereby agrees to take any such steps. Lender may nevertheless at any time: (a) take any action it may deem appropriate for the care or preservation of such property or of any rights of Guarantor or Lender therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property of Guarantor, (c) compromise and settle with any person liable on such property, or (d) extend the time of payment or otherwise change the term thereof as to any party liable thereon, all without notice to, without incurring responsibility to, and without affecting any of the obligations of Guarantor hereunder.

     14. Guarantor hereby acknowledges that its obligations hereunder are primary and not secondary and that Lender shall not be required to proceed first against Borrower, or any other person, firm or corporation, whether primarily or secondarily liable, or against any collateral security held by it, before resorting to Guarantor for payment, and Guarantor shall not be entitled to assert as a defense to the enforceability of the guaranty set forth hereunder any defense of Borrower with respect to any Liability.

     15. Lender shall have the right, at any time, without notice, to: (a) transfer into its own name or that of its nominee any of the property of Guarantor; (b) notify any obligor on any of such property to make payment to Lender of any amounts due thereon; and (c) take control of any proceeds of any such property.

     16. This Guaranty is assignable by Lender and shall bind the heir, devisees, personal representatives, successors and assigns of the parties hereto and shall inure to the benefit of any successor or assign of Lender.

     17. Guarantor hereby waives notice of acceptance of this Guaranty and all of presentment, demand, protest, notice of protest and of dishonor, notice of default and all other notices relative to this Guaranty of every kind and description set forth in the Note or Mortgage, or provided by statute or role of law.

     18. Any notice, demand or request by Lender to Guarantor or from Guarantor to Lender shall be in writing and shall be deemed to have been duly give or made if either delivered personally or if mailed by certified or registered mail, postage prepaid, addressed to the address set forth below (or at the correct address of any assignee of Lender), except that mailed written notices shall not be deemed given or served until three (3) days after the date of mailing thereof.

     If to Lender:       Transohio Savings Bank
                         1250 Superior Avenue, N.E.
                         Cleveland, Ohio 44114

     If to Guarantor:    American Builders & Contractors Supply Co., Inc.
                         820 Broad Street
                         Beloit, Wisconsin 53511

     19. This Guaranty shall, in all respect, be governed by and construed in accordance with the laws of the State of Florida, including all matters of construction, validity and performance. To the extent permitted by law, Guarantor hereby waives any provision of law that renders any provision hereunder prohibited or unenforceable in any respect.

     20. In the event that any provision of this Guaranty is held to be void or unenforceable, all other provisions shall remain unaffected and be enforceable.

     21. No invalidity, irregularity or unenforceability of all or any part of the Liabilities or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty is a primary and absolute obligation of Guarantor.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty on the date specified below:

WITNESSES:                          AMERICAN BUILDERS &
                                    CONTRACTORS SUPPLY CO., INC.


----------------------------        ------------------------------------
Name:                               By: Kenneth A. Hendricks, President
          (please print)



----------------------------
Name:
          (please print)

                                  EXHIBIT "A"

                               LEGAL DESCRIPTION
                               -----------------


The West 17.5 feet of Lot 2, all of Lots 3 through 18 inclusive and the West
17.5 feet of Lot 19, all being in Block 27, ALTA VISTA PARK according to the Plat thereof, as recorded in Plat Book 13, Page 24, of the Public Records of Palm Beach County, Florida.

And;

The Southerly 25 feet of the 45 foot right-of-way of 14th Avenue as abandoned (now known as 4th Avenue North), abutting the West 17.5 feet of Lot 2 and Lots 3 through 10 inclusive, Block 27, as shown on said plat of .ALTA VISTA PARK.

And:

The Northerly 25 feet of the 50 foot right-of-way of 13th Avenue, as abandoned (now known as 3rd Avenue North), abutting Lots 11 through 18 inclusive and, the West 17.5 feet of Lot 19, Block 27, as shown on said plat of ALTA VISTA PARK.

Together with a non exclusive easement for ingress and egress over the West
30.00 feet of the East 383.00 feet of Tract 22, and the West 30.00 feet of the East 383.00 feet of Tract 19, SAWYER SUBDIVISION as recorded in Plat Book 5, Page 12, Public Records of Palm Beach County, Florida, and the West 30.00 feet of the East 383.00 feet of the North 20.00 feet of 14th Avenue, as abandoned, (now known as 4th Avenue North): as shown on the plat of ALTA VISTA PARK, according to the plat thereof, as recorded in Plat Book 13, Page 24, Public Records of Palm Beach County, Florida.